                       THE ZWEIG TOTAL RETURN FUND, INC.
                   900 THIRD AVENUE, NEW YORK, NEW YORK 10022
                                 (212) 451-1100

                                                                  March 26, 1997

Dear Shareholder:

  You are invited to attend the Annual Meeting of Shareholders of The Zweig Total Return Fund, Inc. to be held on Thursday May 15, 1997 at 1:30 P.M. at The St. Regis Hotel, located at 2 East 55th Street (between Fifth and Madison Avenues), New York, New York 10022.

  This will be our ninth shareholders' meeting and it will give you an opportunity to hear a report on the Fund and to discuss other matters of interest to you as a shareholder.

  We hope that you will be able to attend the meeting. Whether or not you plan to attend, please complete, date, sign and mail the enclosed proxy card to assure that your shares are represented at the meeting.

                                                    Martin E. Zweig,
                                                  Chairman of the Board
                                                      and President

                      THE ZWEIG TOTAL RETURN FUND, INC.
                  900 THIRD AVENUE, NEW YORK, NEW YORK 10022
                                (212) 451-1100
                               ----------------

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                 MAY 15, 1997
                               ----------------

To the Shareholders:

  The Annual Meeting of Shareholders of The Zweig Total Return Fund, Inc., a Maryland corporation (the "Fund"), will be held on Thursday May 15, 1997 at 1:30 P.M. at The St. Regis Hotel, located at 2 East 55th Street (between Fifth and Madison Avenues), New York, New York for the following purposes:

    (1) To elect two Directors to serve until the Annual Meeting of Shareholders in 2000, and until their respective successors are elected and qualify;

    (2) To ratify the selection of Coopers & Lybrand L.L.P. as independent certified public accountants of the Fund for the year ending December 31, 1997; and

    (3) To transact such other business as may properly come before the Meeting or any adjournments thereof.

  Shareholders of record as of the close of business on March 14, 1997 are entitled to notice of and will be entitled to vote at the Meeting and at any and all adjournments thereof.

                                           By Order of the Board of Directors
                                                    Martin E. Zweig,
                                                  Chairman of the Board

New York, New York
March 26, 1997

--------------------------------------------------------------------------------

                                  IMPORTANT:

 YOU ARE INVITED TO ATTEND THE MEETING. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, YOU ARE REQUESTED TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED, WHICH IS ADDRESSED FOR YOUR CONVENIENCE AND REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. YOUR PROMPT RETURN OF THE ENCLOSED PROXY CARD MAY SAVE THE FUND THE NECESSITY AND EXPENSE OF FURTHER SOLICITATIONS TO ASSURE A QUORUM AT THE MEETING. A PROXY WILL NOT BE REQUIRED FOR ADMISSION TO THE MEETING.

--------------------------------------------------------------------------------

                       THE ZWEIG TOTAL RETURN FUND, INC.
                  900 THIRD AVENUE, NEW YORK, NEW YORK 10022

                               ----------------

                                PROXY STATEMENT
                        ANNUAL MEETING OF SHAREHOLDERS
                                 MAY 15, 1997

                               ----------------

  This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of The Zweig Total Return Fund, Inc., a Maryland corporation (the "Fund"), for use at the Annual Meeting of Shareholders to be held at The St. Regis Hotel, located at 2 East 55th Street, New York, New York 10022 on Thursday, May 15, 1997 at 1:30 P.M., and at any and all adjournments thereof, for the purposes set forth in the accompanying Notice of Annual Meeting dated March 26, 1997.

  If the accompanying form of proxy is properly executed and returned in time to be voted at the Meeting, the shares will be voted in accordance with the instructions marked by the shareholder. Executed proxies that are unmarked will be voted (1) for the election of the two nominees of the Board of Directors as Directors of the Fund, and (2) for the proposal to ratify the Board of Directors' selection of Coopers & Lybrand L.L.P. as independent certified public accountants of the Fund for the year ending December 31, 1997. A shareholder can revoke the proxy prior to its use by appearing at the Meeting and voting in person, by giving written notice of such revocation to the Secretary of the Fund, or by returning a subsequently dated proxy.

  The Board of Directors has fixed the close of business on March 14, 1997 as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting. As of the record date, 77,183,432 shares of the Fund's common stock were outstanding. To the best of the Fund's knowledge, no person beneficially owns more than five percent of the outstanding shares of the common stock of the Fund.

  The Annual Report of the Fund for the year ended December 31, 1996, including financial statements, has been mailed to shareholders of record at the close of business on that date, and to persons who became shareholders of record between that time and the close of business on March 14, 1997.

  The Fund will furnish, without charge, another copy of the Fund's December 31, 1996 Annual Report to any shareholder who requests it by contacting the Fund's Administrator, Zweig/Glaser Advisers, 900 Third Avenue, New York, New York 10022, Attention: Shareholder Services; Toll-free telephone number 1-800-272-2700.

  This Proxy Statement and the accompanying form of proxy will be first sent to shareholders on or about March 26, 1997.

                                  PROPOSAL 1
                             ELECTION OF DIRECTORS

  The members of the Fund's Board of Directors are divided into three classes with the term of office of one class expiring each year. At the forthcoming Annual Meeting, two Directors will be elected to serve a three-year term (until the third succeeding Annual Meeting in 2000) and until their respective successors are duly elected and qualify. Unless authority to vote for the election of Directors is withheld, the enclosed proxy will be voted for the election of the nominees named below. While management has no reason to believe that the nominees will not be available as candidates, should such a situation arise, proxies may be voted for the election of such other persons as a Director, as the holders of the proxies may, in their discretion, determine.

  The Board of Directors has appointed a Nominating Committee which makes annual recommendations as to the individuals to be nominated by the Board of Directors for election as Directors at the forthcoming Annual Meeting and selects candidates for election by the Board of Directors to fill any vacancies in the Board of Directors, including those resulting from an increase in the number of Directors. The Nominating Committee consists of at least two Directors who are not "interested persons" (as defined in the Investment Company Act of 1940, as amended) of the Fund or the Fund's investment adviser.

  Based on the recommendations made by the Nominating Committee at its meeting held in February, 1997, the Board of Directors has nominated Charles H. Brunie and James B. Rogers, Jr., each of whom is presently a Director of the Fund, for re-election to the Board to serve until the third succeeding Annual Meeting in 2000, and until their respective successors are duly elected and qualify.

  Background information with respect to the nominees for election and five Directors whose terms of office will continue after the forthcoming Annual Meeting appears below.

                                                                              SHARES OF FUND
                                                                            OWNED BENEFICIALLY
                                                                 SERVED AS AND PERCENT OF TOTAL
                                     BUSINESS EXPERIENCE         DIRECTOR   OUTSTANDING SHARES
        NOMINEE           AGE       DURING PAST FIVE YEARS         SINCE   ON JANUARY 1, 1997(1)
        -------           ---       ----------------------       --------- ---------------------
Charles H. Brunie*......  66  Chairman Emeritus of Oppenheimer     1988           11,293(2)
 21 Elm Rock Road              Capital; Chairman Emeritus,
 Bronxville, NY 10708          Board of Trustees of the Manhat-
                               tan Institute for Policy Re-
                               search.
James B. Rogers, Jr.....  54  Private Investor; Director of The    1988            1,347(2)
 352 Riverside Drive           Zweig Fund, Inc.; Chairman of
 New York, NY 10025            Beeland Interests; Regular Com-
                               mentator on CNBC; Author of "In-
                               vestment Biker: On the Road with
                               Jim Rogers;" Director of Emerg-
                               ing Markets Brewery Fund; Some-
                               time Visiting Professor at Co-
                               lumbia University.
                                                                              SHARES OF FUND
                                                                            OWNED BENEFICIALLY
                                                                 SERVED AS AND PERCENT OF TOTAL
 DIRECTORS WHOSE TERMS               BUSINESS EXPERIENCE         DIRECTOR   OUTSTANDING SHARES
    WILL CONTINUE(6)      AGE       DURING PAST FIVE YEARS         SINCE   ON JANUARY 1, 1997(1)
 ---------------------    ---       ----------------------       --------- ---------------------
Alden C. Olson..........  68  Director of The Zweig Fund, Inc.;    1996            1,000(2)
 2711 Ramparte Path            Director of First National Bank
 Holt, Michigan 48842          of Michigan; formerly, Professor
                               of Financial Management, Invest-
                               ments at Michigan State Univer-
                               sity

                                                                              SHARES OF FUND
                                                                            OWNED BENEFICIALLY
                                                                 SERVED AS AND PERCENT OF TOTAL
 DIRECTORS WHOSE TERMS               BUSINESS EXPERIENCE         DIRECTOR   OUTSTANDING SHARES
    WILL CONTINUE(6)      AGE       DURING PAST FIVE YEARS         SINCE   ON JANUARY 1, 1997(1)
 ---------------------    ---       ----------------------       --------- ---------------------
Anthony M. Santomero....  50  Richard K. Mellon Professor of       1988                  1,000(2)
 Steinberg-Dietrich Hall       Finance, The Wharton School,
 Wharton School                University of Pennsylvania; Di-
 University of                 rector of The Zweig Fund, Inc.;
 Pennsylvania                  Director of Municipal Fund for
 Philadelphia, PA              New York Investors; Director of
 19104                         Municipal Fund for California
                               Investors; Trustee of Compass
                               Capital Funds.
Martin E. Zweig*........  54  Chairman of the Board and Presi-     1988     63,164(2)(3)(4)(5)
 900 Third Avenue              dent of the Fund; President and
 New York, NY 10022            Director of Zweig Total Return
                               Advisors, Inc. (the "Adviser");
                               Chairman of the Board and Presi-
                               dent of The Zweig Fund, Inc.;
                               President and Director of Zweig
                               Advisors Inc.; President and Di-
                               rector of Zweig Securities Advi-
                               sory Service, Inc.; Consultant
                               to Avatar Investors Associates
                               Corp.; Managing Director of the
                               Managing General Partner of
                               Zweig-DiMenna Partners, L.P. and
                               Zweig-DiMenna Special Opportuni-
                               ties, L.P.; President and Direc-
                               tor of Zweig-DiMenna Interna-
                               tional Managers, Inc.; Chairman
                               of Zweig/Glaser Advisers; Presi-
                               dent of Zweig Series Trust;
                               President and Director of Gotham
                               Advisors, Inc. and Euclid Advi-
                               sors, Inc.; formerly General
                               Partner of Zweig-Katzen Invest-
                               ors, L.P.; Member of the Under-
                               graduate Executive Board of The
                               Wharton School, University of
                               Pennsylvania.

                                                                             SHARES OF FUND
                                                                           OWNED BENEFICIALLY
                                                                SERVED AS AND PERCENT OF TOTAL
 DIRECTORS WHOSE TERMS              BUSINESS EXPERIENCE         DIRECTOR   OUTSTANDING SHARES
    WILL CONTINUE(6)     AGE       DURING PAST FIVE YEARS         SINCE   ON JANUARY 1, 1997(1)
 ---------------------   ---       ----------------------       --------- ---------------------
Elliot S. Jaffe......... 70  Chairman of the Board and Chief      1988          1,000(2)
 30 Dunnigan Drive            Executive Officer of The Dress
 Suffern, NY 10901            Barn, Inc.; Director of The
                              Zweig Fund, Inc.; Director of
                              Shearson Appreciation Fund; Di-
                              rector of Shearson Managed Gov-
                              ernments, Inc.; Director of
                              Shearson Income Trust; Director
                              of Shearson Lehman Small Capi-
                              talization Fund; Director of
                              Stamford Hospital Foundation;
                              Member of the Board of Overseers
                              of The School of Arts and Sci-
                              ences, University of Pennsylva-
                              nia.
Robert E. Smith*........ 61  Partner of Rosenman & Colin LLP;     1988          1,000(2)
 575 Madison Avenue New       Director of The Zweig Fund,
 York, NY 10022               Inc.; Director of Ogden Corpora-
                              tion; formerly Secretary of the
                              Fund and The Zweig Fund, Inc.

--------
  * Directors who may be considered to be "Interested Persons," as that term is defined in the Investment Company Act of 1940, as amended (the "Act"). Dr. Zweig is considered an interested person of the Fund and the Adviser because he is an officer and director of the Fund and the Adviser and owns 60.56% of the outstanding common stock of the Adviser. Mr. Smith is considered an interested person of the Fund and the Adviser because he is a partner of the law firm that acts as legal counsel to the Fund and the Adviser. Mr. Brunie may be considered to be an interested person of the Fund and the Adviser to the extent that he may be deemed to be indirectly affiliated with a broker-dealer registered under the Securities Exchange Act of 1934. In January 1996, Mr. Edward S. Babbitt, Jr. sold 5 shares of the Adviser's common stock, representing 5% of the Adviser's outstanding common stock, to Dr. Zweig (who purchased 3.43 of such shares) and another shareholder of the Adviser for the aggregate sum of $637,000.

  (1) The information as to beneficial ownership is based on statements furnished to the Fund by the Directors. Except as otherwise indicated, each person has sole voting and investment power with respect to the shares listed as owned by him. Fractional shares are rounded off to the nearest whole share.

  (2) Less than 1/2 of 1%.

  (3) Includes 33,709 shares owned by an affiliate, as to which he has shared voting and investment power.

  (4) Includes 25,232 shares owned by the Adviser, as to which he has sole voting and investment power.

  (5) Includes 434 shares owned by Dr. Zweig's individual retirement account, as to which he has sole voting and investment power.

  (6) Messrs. Olson, Santomero and Zweig will continue in office until the Annual Meeting in 1998, and until their respective successors are duly elected and qualify, and Messrs. Jaffe and Smith will continue in office until the Annual Meeting in 1999, and until their respective successors are duly elected and qualify.

SHARE OWNERSHIP

  Directors and officers of the Fund, as a group, owned beneficially less than 1/2 of 1% of the outstanding shares of the common stock of the Fund on January 1, 1997.

COMPENSATION OF DIRECTORS AND OFFICERS

  During the year ended December 31, 1996, the Fund paid Directors' fees, aggregating $74,500, to the Directors who were not interested persons of the Fund or the Adviser. The Fund pays each Director who is not an interested person of the Fund or the Adviser an annual fee of $10,000 and a fee of $1,500 for attendance at each meeting of the Board of Directors or a committee of the Board, and reimburses them for their actual out-of-pocket expenses relating to attendance at such meetings.

  Set forth below is the compensation paid by the Fund and The Zweig Fund, Inc. to current Directors for the year ended December 31, 1996. The Fund does not pay any pension or retirement benefits to its Directors.

                        AGGREGATE COMPENSATION      TOTAL COMPENSATION FROM
DIRECTOR                    FROM THE FUND      THE FUND AND THE ZWEIG FUND, INC.
--------                ---------------------- ---------------------------------
Elliot S. Jaffe.......         $19,000                      $38,000
Alden C. Olson........         $17,500                      $35,000
James B. Rogers, Jr. .         $17,500                      $35,000
Anthony M. Santomero..         $20,500                      $41,000

  Jeffrey Lazar, Vice President and Treasurer of the Fund, and Stuart B. Panish, Vice President and Secretary of the Fund, are the only executive officers of the Fund not disclosed in the above listing of Directors. Mr. Lazar has been an officer of the Fund since its inception in 1988. Mr. Lazar is 37 years old and was, on January 1, 1997, the beneficial owner of 1,393 shares of the common stock of the Fund, of which 437 shares are owned by his individual retirement account. Mr. Lazar is Vice President, Treasurer and Secretary of the Adviser. He is also Vice President and Treasurer of The Zweig Fund, Inc. and Vice President, Treasurer and Secretary of its investment adviser, Zweig Advisors Inc. Mr. Panish is 40 years old and has been Vice President and Secretary of the Fund and The Zweig Fund, Inc. since May 1995 and was, on January 1, 1997, the owner of 200 shares of the common stock of the Fund. Prior to becoming counsel to the Adviser and certain of its affiliates in June 1993, Mr. Panish was Special Counsel--Securities at Rosenman & Colin LLP. Several of the Fund's officers and Directors are also officers and directors of the Adviser and/or affiliated with the Administrator and participate in the fees paid to the Adviser and/or the Administrator (see "Investment Adviser and Administrator"), although the Fund will make no direct payments to them. The Adviser and the Administrator pay the compensation and certain expenses of their personnel who serve as Directors and officers of the Fund. Rosenman & Colin LLP, of which Robert E. Smith is a partner, represented the Fund in connection with its initial public offering in 1988 and represents the Fund in connection with various legal matters.

COMMITTEES AND BOARD OF DIRECTORS' MEETINGS

  The Board of Directors has a standing Audit Committee, which consists of Messrs. Jaffe, Olson and Santomero, each of whom is not an interested person of the Fund. The Audit Committee's primary functions include recommending the Fund's independent certified public accountants for selection by the Board and ratification by the shareholders and reviewing the scope of the annual audit conducted by such accountants.

  Messrs. Rogers and Santomero, each of whom is not an interested person of the Fund, and Mr. Smith are members of the Nominating Committee of the Board of Directors, which considers candidates for election to fill vacancies on the Board of Directors. The Nominating Committee will consider recommendations from shareholders for possible nominees. Such recommendations should be accompanied by a biography of the recommended candidate and should be submitted to the Secretary of the Fund. The Fund has no standing compensation committee.

  The Board of Directors of the Fund held four meetings during the year ended December 31, 1996, and also held one meeting in February, 1997. The Nominating Committee held one meeting during the year ended December 31, 1996 and met in advance of the February, 1997 Board meeting, at which time the Nominating Committee recommended the nominees for re-election to the Board. The Audit Committee held two meetings during the year ended December 31, 1996 and one meeting in February, 1997. Each of the nominees and each of the Directors whose terms will continue after the forthcoming annual meeting attended at least 75% of the total number of Board meetings and his respective committee meetings held during the 1996 year.

  THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE RE-ELECTION OF THE TWO NOMINEES TO THE FUND'S BOARD OF DIRECTORS.

                                  PROPOSAL 2

             RATIFICATION OR REJECTION OF SELECTION OF INDEPENDENT
                         CERTIFIED PUBLIC ACCOUNTANTS

  At the recommendation of the Audit Committee, the Board of Directors of the Fund, including a majority of the Directors who are not interested persons of the Fund, has selected the firm of Coopers & Lybrand L.L.P. to serve as independent certified public accountants of the Fund for the year ending December 31, 1997, subject to the right of the Fund by vote of a majority of the outstanding voting securities of the Fund (which is defined in the Act to mean the lesser of either (A) the vote of 67% or more of the shares of the Fund present at the Meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (B) the vote of more than 50% of the outstanding shares) at any meeting called for the purpose to terminate such employment immediately without penalty. The Board's selection is submitted to the shareholders for ratification or rejection.

  Services performed by Coopers & Lybrand L.L.P. during the most recent year included audit of the financial statements of the Fund and services related to filings with the Securities and Exchange Commission. The Fund knows of no direct or indirect financial interest of such firm in the Fund.

  A representative of Coopers & Lybrand L.L.P. is expected to be present at the Meeting and will have the opportunity to make a statement if he so desires and to respond to questions from shareholders. Ratification of the selection of Coopers & Lybrand L.L.P. requires the affirmative vote of a majority of the votes cast at the Meeting.

  THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE RATIFICATION OF THE SELECTION OF COOPERS & LYBRAND L.L.P. AS INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS FOR THE YEAR ENDING DECEMBER 31, 1997.

                     INVESTMENT ADVISER AND ADMINISTRATOR

  Zweig Total Return Advisors, Inc., with its principal business office located at 900 Third Avenue, New York, New York 10022, is the Fund's investment adviser.

  Zweig/Glaser Advisers (the "Administrator") serves as the Fund's administrator. The Administrator's offices are located at 900 Third Avenue, New York, New York 10022. Martin E. Zweig and Eugene J. Glaser are the Chairman and President, respectively, and the principal owners of the Administrator.

                            ADDITIONAL INFORMATION

OTHER MATTERS

  The Board of Directors knows of no matters to be presented at the Meeting other than those specified in the accompanying Notice of Annual Meeting. However, if any other matter is properly presented before the Meeting, it is the intention of the persons named as proxies to vote in accordance with their best judgment.

EXPENSES

  The Fund will bear the expense of the Meeting, including preparation, printing and mailing of the enclosed form of proxy and accompanying Notice of Annual Meeting and this Proxy Statement. The Fund, upon request, will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of the Fund's common stock. In order to obtain the necessary quorum at the Meeting, supplementary solicitation may be made by mail, telephone or personal interviews by officers or employees of the Fund or Adviser.

VOTE REQUIRED

  The election of Directors (Proposal 1) requires a plurality of the votes cast at the Meeting. The ratification of the selection of the independent certified public accountants (Proposal 2) requires the affirmative vote of a majority of the votes cast at the Meeting. The following principles of Maryland law apply to the voting of shares of common stock at the Meeting. The presence in person or by proxy of shareholders entitled to vote a majority of the outstanding shares will constitute a quorum. Shares represented by proxy or in person at the Meeting, including shares represented by proxies that reflect abstentions, will be counted as present in the determination of a quorum. An abstention as to any particular matter, however, does not constitute a vote "for" or "against" and will be disregarded in calculating the votes cast as to such matter. "Broker non-votes" (i.e., where a broker or nominee submits a proxy specifically indicating the lack of discretionary authority to vote on a matter) will be treated in the same manner as abstentions. Votes will be tabulated by First Data Investor Services Group, Inc., the Fund's transfer agent.

PROPOSALS FOR 1998 MEETING

  Any proposals of shareholders that are intended to be presented at the Fund's 1998 Annual Meeting of Shareholders must be received at the Fund's principal executive offices no later than November 27, 1997, and must comply with all other legal requirements in order to be included in the Fund's proxy statement and form of proxy for that meeting.

New York, New York
March 26, 1997

                                          By Order of the Board of Directors
                                                Martin E. Zweig,
                                             Chairman of the Board

--------------------------------------------------------------------------------

                       THE ZWEIG TOTAL RETURN FUND, INC.
                         ANNUAL MEETING OF SHAREHOLDERS
                                  MAY 15, 1997
                PROXY SOLICITED ON BEHALF OF BOARD OF DIRECTORS
  The undersigned shareholder of The Zweig Total Return Fund, Inc., a Maryland corporation (the "Fund"), hereby appoints MARTIN E. ZWEIG and JEFFREY LAZAR, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Annual Meeting of Shareholders of the Fund to be held at The St. Regis Hotel, located at 2 East 55th Street, New York, New York 10022, on May 15, 1997 at 1:30 P.M., at any and all adjournments thereof, and to vote at the Annual Meeting all shares of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present in accordance with the instructions on the reverse side of this proxy.
  WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES AS DIRECTORS, FOR THE OTHER PROPOSAL AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF ANNUAL MEETING AND PROXY STATEMENT.
          (CONTINUED, AND TO BE SIGNED AND DATED ON THE REVERSE SIDE.)

--------------------------------------------------------------------------------

     PLEASE MARK BOXES [ ] OR [X] IN BLUE OR BLACK INK.
1. GRANTING [_] WITHHOLDING [_] authority to vote for the election as directors of all the nominees listed below:

                   Charles H. Brunie and James B. Rogers, Jr.
(Instructions: To withhold authority to vote for any individual nominee, strike a line through the nominee's name.)
2. With respect to the proposal to ratify the selection of Coopers & Lybrand L.L.P. as independent certified public accountants of the Fund for the year ending December 31, 1997. FOR [_] AGAINST [_] ABSTAIN [_]
3. In their discretion, on such other matters as may properly come before the meeting and any adjournments thereof.
                                       Please sign exactly as name or names
                                       appear on this proxy. If stock is held
                                       jointly, each holder should sign. If
                                       signing as attorney, trustee, executor,
                                       administrator, custodian, guardian or
                                       corporate officer, please give full
                                       title.

                                       Dated: ________________________, 1997


                                       _____________________________________
                                                      Signature

                                       _____________________________________
                                                      Signature


Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.